SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              RSI Retirement Trust
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Board of Trustees of RSI Retirement Trust
               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the  appropriate  box):  None
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(1), 14a-6 (i)(2) or
    Item 229a)(2) of Schedule 14A.
[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         -----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    5)   Total Fee Paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

                                 April 28, 2000

                            -------------------------




NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317
Madison Avenue, New York, New York 10017, on April 28, 2000 at 10:30 A.M. (E.D.T.), for the following purposes:


    1. To elect six (6) trustees for terms of three (3) years and until their respective successors are elected and qualified.


    2.   To  consider   ratification   or   rejection   of  the   selection   of
         PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending September 30, 2000.


    3. (Value Equity Fund unitholders only) To approve or disapprove of a new investment management agreement between the Trust and Retirement System Investors Inc. for management of the Value Equity Fund.


    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on March 10, 2000 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.



                                 By Order of the Trustees,



                                 STEPHEN P. POLLAK
                                 Executive Vice President,
                                 Counsel and Secretary



DATED:     New York, New York
           March 31, 2000

                                                              Draft:  3/20/00




                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                            ------------------------


                                 PROXY STATEMENT

                               GENERAL INFORMATION




         This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on April 28, 2000, at 10:30 A.M. (E.D.T.), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is March 31, 2000.


         Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.


         The Trustees have fixed the close of business on March 10, 2000 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.


         The Trust had outstanding as of the record date                Units
of beneficial interest, which are divided into separate Investment Funds as follows:


Core Equity Fund
Emerging Growth Equity Fund
Value Equity Fund
International Equity Fund
Activity Managed Bond Fund
Intermediate-Term Bond Fund
Short-Term Investment Fund


         Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the Meeting or any adjournment thereof. Units of the Value Equity Fund will be voted separately with respect to approval or rejection of a new Investment Management Agreement between the Trust and Retirement System Investors Inc. ("Investors"), resulting in an increase of the investment management fee rate payable by the Value Equity Fund. The following table summarizes the foregoing information:



                       PROPOSAL                                     INVESTMENT FUNDS VOTING
1.  Election of Trustees                                                       All
2.  Ratification of Accountants                                                All
3.  Approval or Disapproval of Investment Management                 Value Equity Fund only
    Agreement Between Value Equity Fund and Investors

         In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2, but will have the effect of a vote against Proposal 3.


         The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.


         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

                                   PROPOSAL 1

                              Election Of Trustees


         The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 11 members. The class of Trustees to be elected at the Meeting will consist of six Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.


         The nominees for Trustee are set forth below under "Information Regarding Trustees."


         Five of the six nominees for Trustees are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the six nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.


         THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES".




                         Information Regarding Trustees

         Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, with the Trust, or with Investors. Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+).


Nominees For Election As Trustees:
                                                              Principal Occupation,
                                                              Business Experience                              First
                                                              During Last 5 Years,                             Became
          Name                     Age                        Present Directorships                            Trustee
Herbert G. Chorbajian              61    Vice  Chairman of Charter One  Financial,  Inc.  since  November      1994
                                         1998;  Chairman  and Chief  Executive  Officer from October 1990 to November  1998 and  President  and Director from June 1985 to
                                         November 1998,  ALBANK,  FSB, Albany, New York; Vice Chairman of
                                         the  Federal  Home Loan Bank of New York;  Vice  Chairman of the
                                         New York Business Development  Corporation;  Director or Trustee
                                         of the Albany  Memorial  Hospital  Foundation,  Inc.; the Albany
                                         College  of  Pharmacy;  the  Albany  Cemetery  Association;  the
                                         Albany  Arts   Commission;   the  Capitalize   Albany   Advisory
                                         Committee; and the Fort Orange Club.

James P. Cronin                    54    President,  Treasurer  and Chief  Executive  Officer  since June      1997
                                         1987 of The Dime  Savings  Bank of Norwich;  Director or Trustee
                                         of   RSGroup   Trust   Company;   Mutual   Investment   Fund  of
                                         Connecticut;   Hartford   Mutual   Investment   Fund;   INFINEX;
                                         Norwich  Free  Academy;   St.  Jude  Common;  John  S.  Blackmar
                                         Fund;  and Eastern Connecticut Foundation for Public Giving.

Ralph L. Hodgkins, Jr.             66    Trustee and  Investment  Committee  Chair,  University  of Maine      1983
                                         System; Vice President,  Peoples Heritage Bank, Portland,  Maine
                                         from  September,  1994  to  August  1995;  President  and  Chief
                                         Executive  Officer,  Mid Maine Savings Bank, FSB, Auburn,  Maine
                                         from August, 1970 to August, 1994.

Joseph L. Mancino                 __     President  and Chief  Executive  Officer of The  Roslyn  Savings      2000
                                         Bank  since  July 1992 and  Chairman  of the Board of  Directors
                                         since  January  1996;   Vice   Chairman,   President  and  Chief
                                         Executive    Officer    of   Roslyn    Bancorp,    Inc.    since
                                         __________________________ 19_____;
                                         Director  of  Helen  Keller  Services  For The  Blind;  Theodore
                                         Roosevelt  Council-Boy Scouts of America;  Interfaith  Nutrition
                                         Network;  National  Center  for  Disability  Services;  and Long
                                         Island University.

William L. Schrauth *              64    President  and Chief  Executive  Officer,  The  Savings  Bank of      1981
                                         Utica,  Utica,  New York;  Director of  Retirement  System Group
                                         Inc.;  RSGroup Trust Company;  and Utica Foundation, Inc.

William E. Swan *                  52    President and Chief Executive  Officer,  Lockport  Savings Bank,      1994
                                         Lockport,  New York  since  July  1989;  Director  or Trustee of
                                         Christ  the King  Seminary;  Buffalo  Niagara  Partnership;  St.
                                         Bonaventure  University;  Federal  Reserve  Bank  of  New  York,
                                         Buffalo Branch; New York Business  Development Corp.;  Community
                                         Bankers  Association  of New York State;  Catholic  Charities of
                                         Buffalo,  New York;  Lockport  Savings  Bank;  Lockport  Savings
                                         Bank   Foundation;   Niagara   Bancorp,   Inc.;   Warren-Hoffman
                                         Associates,   Inc.;   NOVA   Healthcare   Administrators;    and
                                         Foote-Mandaville Agency, Inc.


Trustees Serving With A Term Expiring In One Year:

Candace Cox                        48    Managing  Director,  Emerald  Capital  Advisors,  since February      1992
                                         2000  and  from  December  1998  to  November   1999;   formerly
                                         ______________________________________ with  Lord  Abbett  & Co.
                                         from  December  1999  to  February  2000;  President  and  Chief
                                         Investment   Officer,   Bell  Atlantic  (formerly  NYNEX)  Asset
                                         Management   Company  from  November  1995  to  May  1998;  Vice
                                         President  and Managing  Director,  between  September  1992 and
                                         October 1995;  Director of Financial Women's Association.

William A. McKenna, Jr. *          63    Chairman,  President  and  Chief  Executive  Officer,  Ridgewood      1998
                                         Savings Bank,  Ridgewood,  New York since January 1992;  Trustee of Ridgewood  Savings  Bank;  Trustee of St.  Joseph's  College;
                                         Director  of St.  Vincent's  Services;  Director  of Boy's Hope;
                                         Director  of  M.S.B.  Fund,  Inc.;   Director  of  Institutional
                                         Investors   Mutual  Fund,   Inc.;   Member  of  the   Cardinal's
                                         Committee  of the  Laity;  Member  of  University  Council,  St.
                                         John's University;  Member  of the  Dean's  Executive  Council,
                                         Hofstra University School of Business.

Raymond L. Willis                  64    Private  Investments;  Chairman,  U.T.C.  Pension  Trust,  Ltd.;      1985
                                         President,  U.T.  Insurance,  Ltd.;  Director of  Association of
                                         Private Pension and Welfare Plans;  Trustee of Employee Benefits
                                         Research Institute.

Trustees Serving With A Term Expiring In Two Years:
                                                              Principal Occupation,
                                                              Business Experience                              First
                                                              During Last 5 Years,                             Became
          Name                     Age                        Present Directorships                            Trustee
William Dannecker +                60    President  of the Trust since May 1986;  President  and Director       1987
                                         of  Retirement  System  Group  Inc.  since  March 1989 and Chief
                                         Executive Officer since January 1990;  President and Director of
                                         Retirement System  Consultants Inc. since January 1990 and March
                                         1989,  respectively;  Director of  Retirement  System  Investors
                                         Inc.   since  March  1989;   President  of   Retirement   System
                                         Distributors  Inc. from December 1990 to March 1999 and Director since July 1989;  Director of RSGroup  Trust  Company since June
                                         1998 and  President and Chief  Executive  Officer from June 1998 to January  1999;  Chief  Operating  Officer since January 1999;
                                         Director of RSG Insurance Agency Inc. since March 1996.

Maurice E. Kinkade                 58    Director of Development, Maplebrook School.                           1987

William G. Lillis                  69    Real Estate Consultant.                                               1986


         The Trust has an Audit Committee, Board Affairs Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)


         The Audit Committee, which met six times during the Trust's fiscal year ended September 30, 1999, presently consists of Messrs. Chorbajian, Cronin and Hodgkins. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.


         The Board Affairs Committee, which met two times during the Trust's fiscal year ended September 30, 1999, presently consists of Messrs. Kinkade, Schrauth and Willis. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.


         The Investment Committee, which met seven times during the Trust's fiscal year ended September 30, 1999, presently consists of Messrs. Willis,
Cronin and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.


         The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 1999, presently consists of Messrs. Kinkade, Schrauth and Willis. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.


         The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 1999, presently consists of Messrs. Lillis, McKenna and Swan The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.


         The Trusts Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 1999. There were no special meetings. During the Trust's fiscal year ended September 30, 1999, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

         Information Regarding the Trust Chairman and Executive Officers


         The  officers  of  the  Trust  are  the  President,  one or  more  Vice
Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 1999, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of Heidi Viceconte, serves as an officer or director of Investors.


                                                                 Principal Occupation,
                                                                 Business Experience
                                                                 During Last 5 Years,
          Name                    Age                            Present Directorships
James P. Coughlin                 63     Executive  Vice  President  -  Investments,  of the Trust since July 1995,
                                         Senior Vice  President -  Investments,  from  December  1986 to July 1995;
                                         Executive Vice President -  Investments,  of Retirement  System Group Inc.
                                         since January 1993, Chief Investment Officer since January 1991,  Director since May 1990;  President  of  Retirement  System  Investors  Inc.  since
                                         February 1990.

Stephen P. Pollak                 54     Executive  Vice  President,  Counsel and Secretary of the Trust since July
                                         1995,  Senior Vice President,  Counsel and Secretary from December 1986 to
                                         July 1995;  Executive Vice President,  Counsel and Secretary of Retirement
                                         System Group Inc. since January 1993 and Director  since March 1989;  Vice
                                         President  and  Secretary of  Retirement  System  Consultants  Inc.  since
                                         January  1990 and Director  since March 1989;  Vice  President,  Secretary and  Compliance  Officer of  Retirement  System  Distributors  Inc.  since
                                         February 1990 and Director  since July 1989;  Vice President and Secretary of  Retirement  System  Investors  Inc.  since  February 1990 and Director since March 1989;  President  and  Director of RSG  Insurance  Agency Inc.
                                         since March 1996;  Executive  Vice  President,  Counsel and  Secretary  of
                                         RSGroup Trust Company since August 1998 and Director since June 1998.

John F. Meuser                    64     Senior  Vice  President  of the Trust since July 1996 and  Treasurer  from
                                         July 1996 to July 1998;  Vice  President and  Treasurer  from October 1992 to July 1996;  Senior  Vice  President  of  Retirement  System  Group Inc.
                                         since January 1998;  Vice  President  from January 1993 to December  1997;
                                         Registered  Representative  of Retirement  System  Distributors Inc. since
                                         February  1990 and Vice  President  since June  1994;  Vice  President  of
                                         Retirement  System  Investors Inc. since February 1990;  Vice President of
                                         Retirement System  Consultants Inc. since June 1994; Senior Vice President of RSGroup Trust Company since August 1998.

Heidi Viceconte                   34     First Vice  President and  Treasurer of the Trust since July 1998;  Second
                                         Vice  President from July 1995 to July 1998;  Manager of Trust  Accounting since  November  1994;  First Vice  President of  Retirement  System Group
                                         Inc.  since  July  1998;  Second  Vice  President  from  January  1995  to
                                         December  1997;  First Vice  President  and Trust Officer of RSGroup Trust
                                         Company since August 1999.


                      Compensation Of Trustees And Officers


Trustees' Compensation

         The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 1999. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 1999:


Name of Trustee                         Aggregate Compensation From the Fund
Herbert G. Chorbajian
Candace Cox                                  _______________________*
James P. Cronin
William Dannecker
Ralph L. Hodgkins, Jr.
Maurice E. Kinkade                           _______________________*
William A. McKenna, Jr.
William G. Lillis                            _______________________*
William L. Schrauth
William E. Swan                              _______________________*
Raymond L. Willis

Officers' Cash Compensation

         Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc.



Section 457 Deferred Compensation Plan

         The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section-457 of the Internal Revenue Code, as amended. Under the Plan, the Trustees may defer up to the lesser of $10,000 or 33-1/3% of their compensation from the Trust during each calendar year.


         Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

------------------------
       *  Aggregate compensation includes amounts deferred under the Trust's
     Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 1999 is as follows:  Ms. Cox ($____________________);  Mr. Hardee ($_____________);
     Mr. Kinkade  ($_____________);  Mr. Lillis ($_____________);   and Mr. Swan
     ($_____________).  There are no pension or retirement benefits.


         The   Trust   has   established   a   bookkeeping   account   for  each
participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.


         Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.



                                   PROPOSAL 2


                            Selection Of Accountants


         Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected PricewaterhouseCoopers LLP, on September 23, 1999, to continue in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2000.


         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.


         The  Trust  has an Audit  Committee  of the  Board of  Trustees,  whose
composition  and   responsibilities   are  discussed  above  under  "Information
Regarding Trustees."


         THE  BOARD  OF  TRUSTEES   RECOMMENDS  APPROVAL  OF  THE  SELECTION  OF
PricewaterhouseCoopers LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3


                     Approval of a New Management Agreement
                    Modification of Fee for Value Equity Fund
                   Under Investment Management Agreement with
                        Retirement System Investors Inc.


  (Proposal to be voted on by Trust Participants of the Value Equity Fund Only)


         Retirement System Investors Inc. ("Investors") currently serves as investment manager for the Value Equity Fund pursuant to an investment management agreement between the Trust and Investors, dated as of February 8, 1999 (the "Current Management Agreement"). The Current Management Agreement was approved by Trust Participants at the April 26, 1999 annual meeting, for the purpose of modifying the fee structure paid to Investors. Investors is currently paid the following percentages of the average daily net assets of the Value Equity Fund under management:


                  .60%              on the first $10 million,
                  .50%              on the next $10 million,
                  .40%              on the next $20 million, and
                  .30%              over $40 million.


         Prior to May 1, 1999, the fee payable to Investors was the same, except that for assets over $40 million, the fee had additional breakpoints which would have reduced the fee further at higher asset levels.


         At a meeting of the Board of Trustees held on January 27, 2000, upon recommendation of the Investment Committee, the Board approved, subject to Trust Participants' approval, a new management agreement between the Trust and Investors (the "Proposed Management Agreement"). If approved by Trust
Participants at the Meeting, the Proposed Management Agreement would take effect on May 1, 2000.


         The Proposed Management Agreement is identical to the Current Management Agreement in all substantive respects, except for an increase in the fees payable to Investors with respect to the Value Equity Fund at all asset levels over $10 million. The Trustees recommend that Trust Participants approve the Proposed Management Agreement. The proposed agreement is attached as Exhibit A. If the Proposed Management Agreement is approved, Investors would be paid the following percentages of the average daily net assets of the Value Equity Fund:


                  .60%              on the first $50 million,
                  .50%              on the next $150 million,
                  .40%              over $200 million.



         Why Did Investors Recommend a New Management Fee Schedule to the Trustees?


        In  recent  years,   Investors  has  noted  a  general  increase  in the
complexity of the investment process and in the competition for talented investment personnel. Investors recommended the new management fee schedule to help ensure that Investors receives fees for its services that are competitive with fees paid to high-quality investment managers by other mutual funds. Investors believes that maintaining competitive management fees will, over the longer term, enable it to continue to provide high-quality management services to the Value Equity Fund. Investors notes that the Value Equity Fund's current fee schedule is lower than the fees paid to managers of many competitive funds.


         What Factors Did the Trustees Consider?


        The Trustees took into consideration the fact that the services provided by Investors are central to the effective operation of the Trust. The Trustees placed primary emphasis upon the nature and quality of the services being provided by Investors, including, in particular, the strong relative investment performance of the Value Equity Fund since Investors assumed the Fund's day-to-day portfolio management functions on April 1, 1995. In this regard, the Trustees also considered a comparison of management fees and other expenses paid by the Value Equity Fund with those of similar funds managed by other investment advisers. The Trustees also considered the amount of the proposed fee in the context of all the other payments made to Investors and its affiliates. These other payments include payments made to Retirement System Consultants Inc. under a Service Agreement. Finally, the Trustees reviewed the cost and benefits derived by Investors and its affiliates (without taking into account any costs of distribution borne or to be borne by them); the manner in which the proposed fees allocate economies of scale between Investors and the Trust; and the resulting expense ratio of the Value Equity Fund, both absolutely and relative to comparable investment companies.


        In light of all these considerations, the Trustees concluded that approval of the Proposed Management Agreement with Investors was in the best interests of the Value Equity Fund and the Trust Participants, as it would ensure an uninterrupted high level of advisory services to the Value Equity Fund.


         How Has the Value Equity Fund Performed?


        As part of any decision regarding management fees, Trust Participants should consider how the Value Equity Fund has performed. The table that follows shows the relative performance on an average annual basis over various periods and during the life of the Value Equity Fund. It also highlights the performance of the Value Equity Fund for the 4 year, 9 month period since Investors assumed the day-to-day portfolio management function on April 1, 1995. Prior to that time, the Value Equity Fund portfolio was managed by one or more unrelated investment managers, and the investment management fee payable by the Value Equity Fund was .17% higher than under the Current Management Agreement (at current asset levels).


         Average annual total returns for the period as of December 31, 1999:

                                                    1 Year          4 Years, 9 Months+     5 Years       10 Years
Value Equity Fund*                                  14.38%            23.58%                24.53%        14.65%
Russell 1000 Value**                                7.35              22.07                 23.08         15.60
Lipper Growth & Income Funds***                     7.78              17.46                 18.48         13.26


* The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

**       A  representative  index that reflects the performance of approximately
650 stocks with a less than average growth orientation; low price-to-book and price-earnings ratios and higher dividend yields. An index has no investment adviser and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in the index.

*** Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

+       Investors assumed day-to-day  investment  management  responsibility on
April 1, 1995.


         What is the Effect of the New Management Fee Schedule?


         The following table shows the aggregate amount of investment management fees paid by the Value Equity Fund to Investors during the Fund's fiscal year ended September 30, 1999 under the Current Management Agreement and the pro-forma amount of fees that would have been paid assuming the proposed fee change under the Current Management Agreement were in effect during the same period:

                                                        Fee Payable to Investors
Actual Investment Management Fees                             $
Pro-Forma Investment Management Fees                          $
Percentage Difference Between Actual and Pro-Forma Fees                %


         Set forth below is a comparative fee table showing amount of fees and expenses paid by the Value Equity Fund under the Current Management Agreement for the fiscal year ended September 30, 1999, expressed as a percentage of average net assets and the pro-forma amount of fees and expenses that would have been paid by the Value Equity Fund assuming the revised fee schedule under the Current Management Agreement was in effect.

                                                         Actual                              Pro-Forma
                                                (As of September 30, 1999)           (As of September 30, 1999)
     Management Fee                                        ___%                                 ___%
     Rule 12b-1                                             N/A                                  N/A
     Other Expenses                                        ___%                                 ___%
     Total Fund Operating Expenses                         ___%                                 ___%


Examples


         The following examples are intended to assist Trust Participants in understanding the difference in costs that a Trust Participant would bear under the Current Management Agreement as compared with the proposed fee under the Proposed Management Agreement.


         You  would  pay  the  following  expenses  on  a  $10,000   investment,
assuming a 5% annual return and redemption at the end of each time period:

                                                    1 Year            3 Years           5 Years         10 Years
     Current  Management Agreement                   $___               $___             $___             $___
     Proposed Management Agreement                   $___               $___             $___             $___


         The examples are based on actual expenses for the fiscal year ended September 30, 1999 and estimated for the same period, assuming the proposed management arrangement were in effect. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than shown.


         What Percentage of Trust Participants' Votes are Required to Pass the Proposal?


         Approval of Proposal 3 will require a vote of a majority of the outstanding Units of the Value Equity Fund, voting separately. The "vote of a majority of the outstanding Units" of the Value Equity Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Value Equity Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Value Equity Fund, whichever is less.


         The Board of Trustees, including the Independent Trustees, has considered and unanimously approved the Proposed Management Agreement between the Trust and Investors, and directed that it be submitted to the Value Equity Fund's Trust Participants for approval.


         THE BOARD OF TRUSTEES BELIEVES THAT THE PROPOSED NEW MANAGEMENT FEE IS FAIR AND REASONABLE AND IN THE BEST INTERESTS OF THE VALUE EQUITY FUND'S TRUST PARTICIPANTS. ACCORDINGLY, THE TRUSTEES RECOMMEND APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.



                        Information Concerning Investors


         Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.


        Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also provides investment adviser and management services to the Enterprise Group of Funds, Inc. and the Enterprise Accumulation Fund and may also act as investment advisor to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:

                                                                     Title and Other
                      Name                                      Principal Occupation, if any
         William Dannecker                             Director

                                                       President, Chief Executive Officer and Director -
                                                       Retirement System Group Inc.

                                                       President and Director -
                                                       Retirement System Consultants Inc.

                                                       Director and Registered Principal -
                                                       Retirement System Distributors Inc.

                                                       Chief Operating Officer and Director -
                                                       RSGroup Trust Company

                                                       Director - RSG Insurance Agency Inc.

         James P. Coughlin                             President

                                                       Executive Vice President, Chief Investment Officer
                                                       and Director - Retirement System Group Inc.

                                                       Registered Principal -
                                                       Retirement System Distributors Inc.

         Stephen P. Pollak                             Director, Vice President and Secretary

                                                       Executive Vice President, Counsel, Secretary and
                                                       Director - Retirement System Group Inc.

                                                       Executive Vice President, Counsel, Secretary and
                                                       Director - RSGroup Trust Company

                                                       Vice President, Counsel, Secretary and Director -
                                                       Retirement System Consultants Inc.

                                                       Vice President, Secretary, Registered Principal and
                                                       Director - Retirement System Distributors Inc.

                                                       President - RSG Insurance Agency Inc.


        In addition to acting as Investment Manager for the Trust, Investors acts as an investment sub-advisor for the Growth and Income portfolio of the Enterprise Group of Funds, Inc. and the Growth and Income portfolio of the Enterprise Accumulation Fund, each of which has an investment objective similar to the Core Equity Fund portfolio of the Trust. For the year ended December 31, 1999, Investors was compensated as follows:


                         Investment                                                          Rate of
                         Fund Name                            Total Assets                 Compensation
         Enterprise Group of Funds                                                            .30%
         (Growth and Income)                             $
         Enterprise Accumulation Fund (Growth and                                             .30%
         Income)                                         $


        Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup, located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 1999, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup, located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 1999, Consultants received fees from the Trust in the aggregate amount of $_________________________________________.

                              Principal Unitholders

         The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of March 10, 2000. (Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.

                                                Amount of               Percent
            Name                                Ownership               of Class
Trust (considered as a whole):
             ALBANK, FSB
             Ridgewood Savings Bank

Core Equity Fund:
             Ridgewood Savings Bank

Emerging Growth Equity Fund:
             Ridgewood Savings Bank

International Equity Fund:
             Staten Island Savings Bank
             Roosevelt Savings Bank +
             BSB Bank & Trust Company

Value Equity Fund:
             Ridgewood Savings Bank


Actively Managed Bond Fund:
             ALBANK, FSB
             Ridgewood Savings Bank


Intermediate-Term Bond Fund:
             ALBANK, FSB
             Ridgewood Savings Bank


Short-Term Investment Fund:
             Roosevelt Savings Bank * +
             Independence Savings Bank *
             Northfield Savings Bank *
             Institutional Group Information Corp. *
             The Dime Savings Bank of Williamsburgh *



        The addresses of these institutions are as follows:


        ALBANK, FSB, 10 North Pearl Street, Albany, New York, New York 12207; BSB Bank & Trust Company, 58-68 Exchange Street, P. O. Box 1056, Binghamton, NY 13902-1056; The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY 11211; Independence Savings Bank, 195 Montague Street, Brooklyn, New York 11201; Institutional Group Information Corp., 1000 Northern Blvd.,
Great Neck, New York 11021-5305; Northfield Savings Bank, 1731 Victory Boulevard, Staten Island, New York 10314-0025; Ridgewood Savings Bank, Myrtle & Forest Avenues, Ridgewood, New York 11385; Roosevelt Savings Bank, 1122 Franklin Avenue, Garden City, New York 11530; Staten Island Savings Bank, 15 Beach Street, Stapleton, Staten Island, New York 10304.


                                  Vote Required


        Election of Trustees and the approval of the selection of PricewaterhouseCoopers LLP as independent accountants (Proposals 1 and 2) require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.


         Approval   of  Proposal  3  requires  a  vote  of  a  majority  of  the outstanding Units of the Value Equity Fund, voting separately.


         The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less.


  *  Defined Contribution Plan
  +  Acquired by Roslyn Savings Bank, March 1999



                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2001 Annual Meeting Of Trust Participants


          The 2001 Annual Meeting of Trust Participants is expected to be held on or about May 24, 2001. Any proposal intended to be presented by any Trust Participant for action at the 2001 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 24, 2001 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2001 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2001 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.



                                  Other Matters


         Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 1999 and Semi-Annual Report for the six months ended March 31, 2000, when published, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, New York, New York 10017.


                                           By Order of the Board of Trustees,


                                           STEPHEN P. POLLAK
                                           Executive Vice President,
                                           Counsel and Secretary
New York, New York
March 31, 2000

                                                                      EXHIBIT A


                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.

                         INVESTMENT MANAGEMENT AGREEMENT

     THIS AGREEMENT made as of      , 2000, between  RSI Retirement Trust  (the
"Trust"), a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990 and as further amended from time to time (the "Agreement and Declaration of Trust"), and Retirement System Investors Inc., a Delaware corporation (the "Manager").



                              W I T N E S S E T H:



     WHEREAS,  the Trust is an  investment  trust  exempt  from  taxation  under
Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which has been designed to effectuate pension or profit-sharing plans which are qualified under Section 401(a) of the Code and individual retirement accounts under Section 408(a) of the Code; and

     WHEREAS, such pension and profit-sharing plans are eligible to invest their assets in the Trust, and to become unitholders of the Trust (the "Unitholders"); and

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, pursuant to an Investment Management Agreement dated February 8, 1999, the Manager has served as the investment manager for all of the investment funds of the Trust (the "Investment Funds"); and

     WHEREAS, the Trust wishes to continue the Manager as the investment manager
of  the  assets  of  each  of  the  Investment  Funds  (the   "Account"), (with
a modification to the Fee Schedule under Schedule I of this Agreement under which the Manager serves as investment manager of the assets comprising the Value Equity Fund) to act in such capacity in the manner set forth in this Agreement, and the Manager is willing to act in such capacity in accordance with the provisions of this Agreement;

     NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

     1. Appointment of the Manager

     A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the Account.

     B. The Manager hereby accepts appointment as investment manager to manage the Account. The Manager hereby represents and warrants that it is a qualified investment adviser under the Investment Advisers Act of 1940, as amended. The Manager agrees that, although it may not be subject to the provisions of Title 1 of the Employee Retirement Income Security Act of 1974, and amended ("ERISA"), in carrying out its duties and responsibilities under this Agreement, it will conduct itself as an investment manager (as defined in Section 3(38) of ERISA), and it will act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries (as defined in Section 3(21) of ERISA). Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement will be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement and the Manager subject to ERISA.

     C. The Manager will also perform such services as may be requested from time to time by the Trust relating to the allocation of a Plan's assets between equities and fixed income obligations and within specified investment funds of the Trust, at no additional charge to the Trust.

     D. Notwithstanding the foregoing, the Manager may, from time to time subject to the approval of the Trust's Board of Trustees (the "Trustees") and the Unitholders, retain a person or persons (a "Sub-Adviser") to provide investment management services to one or more of the Investment Funds. The Sub-Adviser shall agree to comply with all provisions applicable to the Manager hereunder. If the Manager retains a Sub-Adviser, the Trust will have no responsibility to compensate the Sub-Adviser, any such compensation to be paid by the Manager from the amount paid to it pursuant to Section 5 of the Agreement.

     E. This Agreement is effective on the date hereof. This Agreement will remain in full force and effect until , 20 , unless terminated earlier in accordance with its terms, and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.


     2. Assets of the Account

     The Trust will certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement. The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by written notification to the Manager. The Account will consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon, and assets added as aforesaid, less assets withdrawn as aforesaid.


     3. Investment Powers

     A. Subject to the provisions of paragraphs B and C of this Section 3, the Manager will have sole and complete authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Funds as set forth in the prospectus of the Trust (the "Prospectus"), the Agreement and Declaration of Trust, the Rules and Procedures of the Trust and the Trust's Statement of Investment Objectives and Guidelines, as the same may be amended from time to time, all as delivered to the Manager (collectively, the "Controlling Documents"), or as specified in writing form time to time by the Trust or otherwise accepted by the Manager, to manage (including the power to acquire and dispose of ) the assets of the Account and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Controlling Documents, and, subject to such direction.

     B. The manager will also perform supervisory services pertaining to the ongoing oversight and management of each Sub-Advisor retained by the Manager. Such services include, but shall not be limited to, supervising the compliance by such Sub-Adviser with the Act, reviewing such Sub-Adviser's performance, analysis of the composition of such Sub-Adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, the Manager will, at the request of the Trustees, conduct a search to find a recommended replacement for any Sub-Adviser. The Manager will prepare presentations to Unitholders analyzing the Trust's overall performance based on analysis of each Sub-Adviser's performance.

     C. The Manager will consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Account, and the Manager will cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Account and the purchase and sale of its portfolio securities (including the reasons therefor) and the extent to which such decisions have been implemented. In addition, the Manager also specifically agrees to (i) give advance notice in writing to the Trustees of the taking on by the Manager of new clients or ventures of material significance, including any related information required in order to enable the Trustees to determine whether the taking on of new business by the Manager will impair the Manager's ability to carry out its obligations under this Agreement, and (ii) provide to the Trustees such reports and other information as the Trustees may reasonably request in order to enable the Trustees to perform a review of the Manager's performance under this Agreement no less frequently than quarterly.


     4. Standard of Care

     A. The Manager will invest the Account in the manner provided herein and will have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the Account as contemplated by the Prospectus.

     B. Except as provided in ERISA, the Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trustees or any other investment manager to perform any of their obligations under the Controlling Documents or any agreement affecting the Account, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Trustees or any other investment manager.

     C. The Manager will not be liable for the making, retention or sale of any investment or reinvestment by it as herein provided, nor for any loss to or diminution of the value of the Account; provided, however, that the Manager has acted in the premises with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims, and in accordance with such other requirements of ERISA as are applicable generally to fiduciaries under ERISA; provided further, however that nothing in this Agreement will protect the Manager against any liability to the Trust or the Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.


     5. Compensation

     A. The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered by the Manager pursuant to this Agreement and any expenses incurred by the Manager in connection therewith (including the fees of a Sub-Adviser, if any), a fee on the last day of each month in which this Agreement is in effect, at the rates set forth on Schedule I attached hereto.

     B. In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fee payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Manager.


     6. General Provisions

     A. With respect to securities in the Account, the Manager will purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus, or as the Trust may direct in writing from time to time. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and securities and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust that other brokers which provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to clients other than the Trust and the Unitholders.

     B. The Manager will pay all of its expenses incurred in the performance of this Agreement, including but not limited to fees, if any, of Sub-Advisers retained by the Manager, salaries and other compensation of its officers and employees and all other costs of providing such advice, portfolio management and information and reports to the Trustees as are required hereunder.

     C. Subject to the provision of paragraph B of Section 6 of this Agreement with respect to advance notice of the Manager's taking on of new clients or ventures of material significance, nothing herein contained shall limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. Any termination by the Trust shall be pursuant to a vote of a majority of the Trustees or by vote of a majority of outstanding voting securities (as defined in the Act) of the Trust.

     E. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined in the Act).

     F. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

          (i) any notice, direction, certification, approval or other writing of the Trust, if evidenced by an instrument signed by the Chairman of the Board or any other Trustee of the Trust or the President, any Executive Vice President, Senior Vice President, any Vice President or the Treasurer of the Trust;

          (ii) any copy of a resolution of the Trustees, if certified by the Chairman of the Board or any other Trustee of the Trust, or the Secretary or any Assistant Secretary of the Trust; and

          (iii)any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian.

     G. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate provided or delivered to the Manager by or on behalf of the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust; provided, however, that nothing herein shall limit the full responsibility of the Manager for the management of the Account as provided herein.

     H. Communications from the Manager to the Trust or Trustees will be addressed to:

               RSI Retirement Trust
               317 Madison Avenue
               New York, New York 10017
               Attention: William Dannecker, President and Trustee

     Communications to the Manager from the Trust or the Trustees will be addressed to:

               Retirement System Investors Inc.
               317 Madison Avenue
               New York, New York 10017
               Attention: James P. Coughlin, President

     In the event of a change of address, communications will be addressed to such new address as designated in a written notice from the Trust, the Trustees or the Manager, as the case may be. All communications addressed in the above manner and by registered mail or delivered by hand shall be sufficient under this Agreement.

     I. This Agreement is governed by the laws of the State of New York (without reference to such State's conflict of law rules).

     J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Manager and the Trust and in accordance with the Act.

     IN WITNESS WHEREOF, the Manager and the Trust have executed this Agreement as of the date first written above.

                              RSI RETIREMENT TRUST

                              By:
                                ---------------------------------------

                              Name:  William Dannecker

                              Title: President and Trustee




                              RETIREMENT SYSTEM INVESTORS INC.

                              By:
                                  -------------------------------------

                              Name:  James P. Coughlin

                              Title: President


     NOTE: ANY AGREEMENT, OBLIGATION OR LIABILITY MADE, ENTERED INTO OR INCURRED BY OR ON BEHALF OF RSI RETIREMENT TRUST BINDS ONLY THE TRUST ESTATE, AND NO TRUST PARTICIPANT, TRUSTEE, OFFICER OR AGENT THEREOF ASSUMES OR SHALL BE HELD TO ANY LIABILITY THEREFORE. SCHEDULE I




                                                                      SCHEDULE I

        Retirement System Investors Inc. shall act as the Manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds. The specific percentage for each Investment Fund is set forth in the following table:


                       Fee (% of Average Daily Net Assets)

Actively Managed Bond Fund
    First $50 Million ...............................       .40%
    Next $100 Million ...............................       .30
    Over $150 Million ...............................       .20

Intermediate-Term Bond Fund
    First $50 Million ...............................       .40%
    Next $150 Million ...............................       .30
    Over $200 Million ...............................       .20

Short-Term Investment Fund
    First $50 Million ...............................       .25%
    Over $50 Million ................................       .20

Core Equity Fund and Value Equity Fund
    First $50 Million ...............................       .60%
    Next $150 Million ...............................       .50
    Over $200 Million ...............................       .40

Emerging Growth Equity Fund
    Assets Where No Sub-Adviser .....................      1.0%
    is Employed

International Equity Fund
    First $20 Million ...............................       .95%
    Next $30 Million ................................       .70
    Over $50 Million ................................       .55



     For the portion of the Emerging Growth Equity Fund for which HLM Management Company Inc. serves as Sub-Adviser, the fee is 1.20% of the average daily net assets under their management up to and including $25 million, 1.00% of average daily net assets for the next $25 million of average daily net assets, and .80% of average daily net assets under their management for amounts in excess of $50 million.

     For any Investment Fund which currently employs a Sub-Adviser (the International Equity Fund and Emerging Growth Equity Fund) the fee set forth above shall be reduced by 0.20% of average daily net assets if and when such sub-advisory relationship is terminated without the retention of a successor Sub-Adviser.

                              RSI RETIREMENT TRUST

                     ---------------------------------------

                                      PROXY


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on April 28, 2000 and the Proxy Statement attached thereto, and does hereby appoint Christine Gordon and Stephen P. Pollak each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on April 28, 2000, at 10:30 A.M. (E.D.T.), or any adjournment or adjournments thereof, as follows:

         (1) Election of six (6) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

         Nominees:         Herbert G. Chorbajian
                           James P. Cronin
                           Ralph L. Hodgkins, Jr.
                           Joseph L. Mancino
                           William L. Schrauth
                           William E. Swan

     / / FOR all nominees listed above (except as marked to the contrary below).


     / /  WITHHOLD AUTHORITY to vote for all nominees listed above.



     Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.



               -----------------------------------------------------------

               -----------------------------------------------------------



       (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent accountants.


               / /  FOR       / /  AGAINST        / /  ABSTAIN



       (3)        Value Equity Fund Unitholders only
                  Approval of a new investment management agreement between the Trust and Retirement System Investors Inc. for the Value Equity Fund.


                 / /  FOR       / /  AGAINST        / /  ABSTAIN


       (4) Upon all other matters which shall properly come before the meeting.


         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP; FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC. FOR THE VALUE EQUITY FUND; AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as indicated on the attached Statement of Units. *



     ----------------------------------------     -----------------
     (Print Name of Trust Participant)            Account no.





     ----------------------------------------
     (Designated Plan Unitholder, if applicable)


     By:                                           Dated:                , 2000
          -----------------------------------             --------------
     (Signature of individual unitholder, or person, officer
      or committee duly designated by Trust Participant)


     * Please sign and date the Proxy. Return one copy of the attached Statement of Units with the Proxy in the stamped, self-addressed envelope provided, and keep the other copy for your records.